                                                                     EXHIBIT 3.3

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                 K-H CORPORATION

     H-K Corporation hereby certifies that this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections
245 and 242 of the Delaware General Corporation Law:

     FIRST: The name of the corporation is

                                 K-H Corporation

     SECOND: The address of the corporation's registered office in the State of
Delaware is Corporation Trust Center, 1209 Orange Street in the City of
Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation
Law of Delaware.

     FOURTH: The total number of shares of all classes which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares if $.01 per share.

     FIFTH: No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of

the General Corporation Law of the State of Delaware, or (iv) for any
transaction from which the director derived an improper personal benefit.

     SIXTH: The board of directors of the corporation is expressly authorized to adopt, amend or repeal by-laws of the corporation.

     SEVENTH: Elections of directors need not be by written ballot except and to the extent provided in the by-law of the corporation. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide.
The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

     EIGHTH: The corporation is to have a perpetual existence.

     NINTH: Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction with the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of the General Corporation Law of the State of
Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case

                                       2

may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

     IN WITNESS WHEREOF, K-H CORPORATION has caused this Restated Certificate of
Incorporation to be signed by John F. Devaney, its Chairman, and attested by
William Zinkelwich, its Secretary, on the 30th day of November, 1989.

                                               K-H CORPORATION

                                               By /s/ John F. Devaney
                                                  ------------------------------
                                                  Chairman

ATTEST:

By: /s/ William Zinkelwich
    -----------------------------
    Secretary

                                       3

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                              KELSEY-HAYES COMPANY

                                      INTO

                                 K-H CORPORATION
                        (UNDER SECTION 253 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

                                     ******

     K-H Corporation, a corporation organized and existing under the laws of
Delaware, DOES HEREBY CERTIFY:

     FIRST: That this corporation was incorporated on the 24th day of June,
1986, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this corporation owns all of the outstanding shares of capital stock of Kelsey-Hayes Company, a corporation incorporated on the 27th day of
October, 1992, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That this corporation, by the following resolutions of its Board of
Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the Board on the 30th day of July, 1997, determined to and did merger into itself said Kelsey-Hayes Company on the conditions set forth in such resolutions:

     RESOLVED, that K-H Corporation merge into itself its subsidiary,
Kelsey-Hayes Company and assume all its liabilities and obligations; and

     FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of the State of Delaware; and

     FURTHER RESOLVED, that the proper officers of this corporation be and hereby are directed to make, execute and acknowledge a Certificate of Ownership and Merger

setting forth a copy of the resolutions to merge said Kelsey-Hayes
Company and assume its liabilities and obligations, and the date of adoption thereof, and file the same in the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said K-H Corporation has caused this Certificate to be signed by John F. McCuen, its Vice President and Secretary, this 17th day of
July, 1997.

                                       By: /s/ John F. McCuen
                                           -------------------------------------
                                           Name:  John F. McCuen
                                           Title: Vice President and Secretary

                                       2

                              CERTIFICATE OF MERGER

                                     MERGING

                           DAYTON WALTHER CORPORATION

                                      INTO

                                 K-H CORPORATION
                        (UNDER SECTION 252 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

                                     ******

     K-H Corporation, a corporation organized and existing under the laws of
Delaware, DOES HEREBY CERTIFY:

     FIRST: The name and incorporation of each of the constituent corporations are:

     (a) Dayton Walther Corporation, an Ohio corporation ("Dayton"); and

     (b) K-H Corporation, a Delaware corporation.

     SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware.

     THIRD: The name of the surviving corporation is K-H Corporation.

     FOURTH: The authorized capital stock of Dayton consists of 1,000 shares of common stock without par value.

     FIFTH: The certificate of incorporation of K-H Corporation shall be the certificate of incorporation of the surviving corporation.

     SIXTH: The surviving corporation is a corporation of the State of Delaware.

     SEVENTH: The executed agreement of merger is on file at the principal place of business of K-H Corporation at 12025 Tech Center Drive, Livonia, Michigan
48150.

     EIGHTH: A copy of the agreement of merger will be furnished by K-H
Corporation, on request and without cost, to any stockholder of Dayton Walther
Corporation or K-H Corporation.

     Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of K-H
Corporation at any time prior to the date filing the merger with the Secretary of State.

     IN WITNESS WHEREOF, said K-H Corporation has caused this Certificate to be signed by John F. McCuen, its Vice President and Secretary this 17th day of
July, 1997.

                                        K-H CORPORATION

                                        By: /s/ John F. McCuen
                                            ------------------------------------
                                            Name:  John F. McCuen
                                            Title: Vice President and Secretary

                                       2

                              CERTIFICATE OF MERGER

                                     MERGING

                                   S.B.C. LTD.

                                      INTO

                                 K-H CORPORATION
                        (UNDER SECTION 252 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

                                     ******

     K-H Corporation, a corporation organized and existing under the laws of
Delaware, DOES HEREBY CERTIFY:

     FIRST: The name and incorporation of each of the constituent corporations are:

     (a) S.B.C., Ltd., a California corporation ("SBC"); and

     (b) K-H Corporation, a Delaware corporation.

     SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware.

     THIRD: The name of the surviving corporation is K-H Corporation.

     FOURTH: The authorized capital stock of SBC consists of 1,000 shares of common stock without par value.

     FIFTH: The certificate of incorporation of K-H Corporation shall be the certificate of incorporation of the surviving corporation.

     SIXTH: The surviving corporation is a corporation of the State of Delaware.

     SEVENTH: The executed agreement of merger is on file at the principal place of business of K-H Corporation at 12025 Tech Center Drive, Livonia, Michigan
48150.

     EIGHTH: A copy of the agreement of merger will be furnished by K-H
Corporation, on request and without cost, to any stockholder of S.B.C., Ltd. or
K-H Corporation.

     Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of K-H
Corporation at any time prior to the date filing the merger with the Secretary of State.

     IN WITNESS WHEREOF, said K-H Corporation has caused this Certificate to be signed by John F. McCuen, its Vice President and Secretary, this 17th day of
July, 1997.

                                        K-H CORPORATION

                                        By: /s/ John F. McCuen
                                            ------------------------------------
                                            Name:  John F. McCuen
                                            Title: Vice President and Secretary

                                       2

                              CERTIFICATE OF MERGER

                                     MERGING

                  KINETIC PARTS MANUFACTURING CORPORATION, INC.

                                      INTO

                                 K-H CORPORATION
                        (UNDER SECTION 252 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

                                     ******

     K-H Corporation, a corporation organized and existing under the laws of
Delaware, DOES HEREBY CERTIFY:

     FIRST: The name and incorporation of each of the constituent corporations are:

     (a) Kinetic Parts Manufacturing Corporation, Inc. ("Kinetic"), a California
         corporation; and

     (b) K-H Corporation, a Delaware corporation.

     SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware.

     THIRD: The name of the surviving corporation is K-H Corporation.

     FOURTH: The authorized capital stock of Kinetic consists of 100,000 shares of common stock, without par value.

     FIFTH: The certificate of incorporation of K-H Corporation shall be the certificate of incorporation of the surviving corporation.

     SIXTH: The surviving corporation is a corporation of the State of Delaware.

     SEVENTH: The executed agreement of merger is on file at the principal place of business of K-H Corporation at 12025 Tech Center Drive, Livonia, Michigan
48150.

     EIGHTH: A copy of the agreement of merger will be furnished by K-H
Corporation, on request and without cost, to any stockholder of Kinetic Parts
Manufacturing, Inc. or K-H Corporation.

     Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of K-H
Corporation at any time prior to the date filing the merger with the Secretary of State.

                  IN WITNESS WHEREOF, said K-H Corporation has caused this
Certificate to be signed by John F. McCuen, its Vice President and Secretary, this 30th day of July, 1997.

                                        K-H CORPORATION

                                        By: /s/ John F. McCuen
                                            ------------------------------------
                                            Name:  John F. McCuen
                                            Title: Vice President and Secretary

                                       2

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

     K-H CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the
Restated Certificate of Incorporation of said corporation:

     RESOLVED, that the Restated Certificate of Incorporation of K-H CORPORATION
     be amended by changing the First Article thereof so that , as amended, said
     Article shall be and read as follows:

     The name of the corporation is KELSEY-HAYES COMPANY.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of
the State of Delaware.

     IN WITNESS WHEREOF, said K-H CORPORATION has caused this certificate to be signed by Anthony T. Williams, its Vice President, this Fifteenth day of August,
1997.

                                        K.H CORPORATION

                                        By: /s/ Anthony T. Williams
                                            -----------------------
                                            Anthony T. Williams - Vice President

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is

                              Kelsey-Hayes Company

     2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New
Castle.

     3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

     4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 3/23, 1998.

                                             /s/ John F. McCuen
                                             -----------------------------------
                                             John F. McCuen, Vice President

                              CORRECTED CERTIFICATE

                                       OF

                              CERTIFICATE OF MERGER

                                       OF

                              KELSEY-HAYES COMPANY

                                      INTO

                                 K-H CORPORATION

                              --------------------

                     PURSUANT TO SECTION 103 OF THE GENERAL
                           CORPORATION LAW OF DELAWARE

     K-H Corporation filed a Certificate of Ownership and Merger on July 29,
1997 at 4:27 p.m. which merged into itself Kelsey-Hayes Company. The survivor being K-H Corporation (the "corporation") which is the parent corporation.

     It was the intent of "the corporation" at the time of filing the merger to increase it's authorized shares and to allow for preferred stock. A Certificate of Ownership should not have been filed because a change in the authorized shares was prohibited if the "Parent Corporation" survives the merger.

     Therefore, in lieu of filing a Certificate of Ownership, it is the intent to file a Corrected Certificate of Merger pursuant to section 251(c) which is attached as exhibit A to read as follows:

EXHIBIT A

                              CERTIFICATE OF MERGER

                                       OF

                              KELSEY-HAYES COMPANY

                                      INTO

                                 K-H CORPORATION

     The undersigned corporation

     DOES HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger is as follows:

             NAME                      STATE OF INCORPORATION
             ----                      ----------------------
     KELSEY-HAYES COMPANY                     Delaware
     K-H CORPORATION                          Delaware

     SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c)
of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: The name of the surviving corporation of the merger is K-H
CORPORATION, a Delaware corporation.

     FOURTH: That the certificate of incorporation of K-H CORPORATION, a
Delaware corporation, shall be the certificate of incorporation of the surviving corporation, except that Article Fourth shall be amended to read as follows:

     The total number of shares of all classes which the corporation shall have authority to issue is 3,000 shares, consisting of 1,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), and 2,000 shares common stock, par value $.01 per share (the "Common Stock").

               The powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of each class of stock, and the express grant of authority to the Board of Directors to fix by resolution the designations and the powers, preferences and rights of each share of Preferred Stock and the qualifications, limitations and restrictions thereof which are not fixed by this Certificate of
         Incorporation, are as follows:

               A.   Preferred Stock

         1. The Preferred Stock may be issued from time to time by the Board of
         Directors as shares of one or more series of Preferred Stock, and the
         Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the following:

               (a)  The distinctive serial designation of such series which shall distinguish it from other series;

               (b)  The number of shares included in such series, which number may be increased or decreased from time to time unless
                    otherwise provided by the Board of Directors in creating the series;

               (c)  The annual dividend rate (or method of determining such rate) for shares of such series and the date or dates upon which such dividends shall be payable;

               (d)  Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date of dates or method of determining the date or dates from which dividends on the
                    shares of such series shall be cumulative;

               (e)  The amount or amounts which shall be paid out of the assets of the corporation to the holders of the shares of such
                    series upon voluntary or involuntary liquidation,
                    dissolution or winding up of the corporation;

               (f)  The price or prices at which, the period or periods within which and the term and conditions upon which the shares of such series may be redeemed, in whole or in part, at the
                    option of the corporation;

                                       2

               (g)  The obligation, if any, of the corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or
                    periods within which and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;

               (h)  The period or periods within which and the terms and
                    conditions, if any, including the price or prices or the
                    rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of such
                    series shall be convertible at the option of the holder into shares of any class of stock, into shares of any other
                    series of Preferred Shares or into any debt securities or
                    other securities of the corporation;

               (i)  The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share and any requirement for the approval by the holders of up to 66 2/3% of all Preferred Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding up of the corporation;

               (j)  The ranking of the shares of the series as compared with shares of other series of the Preferred Stock in respect of the right to receive dividends and the right to receive
                    payments out of the assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding up of the corporation;

               (k)  Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with
                    applicable law.

         2. All Preferred Stock shall rank senior to the Common Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding up of the corporation. All
         Preferred Stock redeemed, purchased or otherwise acquired by the corporation (including shares surrendered for conversion) shall be cancelled and thereupon restored to the status of authorized but unissued Preferred Stock undesignated as to series.

         3. No holder of Common Stock or of Preferred Stock shall be entitled as a mater of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether nor or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

                                       3

         4. Except as otherwise provided by the Board of Directors in accordance with paragraph 1 above of this Section A in respect of any series of the Preferred Stock, all voting rights of the corporation shall be vested exclusively in the holders of the Common Stock who shall be entitled to vote.

     FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of said principal place is:

     12025 Tech Center Drive, Livonia, MI 48150

     SIXTH: That a copy of the agreement of merger will be furnished on request and without cost to any stockholder of any constituent corporation.

     Dated: January 3, 2000

                                            K-H CORPORATION

                                            /s/ David L. Bialosky
                                            -------------------------------
                                            David L. Bialosky
                                            Vice President & Secretary

                                       4

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                      *****

     Kelsey-Hayes Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     The present registered agent of the corporation is Corporation Service
Company and the present registered office of the corporation is in the county of
New Castle.

     The Board of Directors of Kelsey-Hayes Company adopted the following resolution on the 2nd day of May, 2000.

     Resolved, that the registered office of Kelsey-Hayes Company in the State of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange
Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

     IN WITNESS WHEREOF, Kelsey-Hayes Company has caused this statement to be signed by David L. Bialosky, its Secretary, this 15th day of May, 2000.

                                            /s/ David L. Bialosky
                                            ----------------------------------
                                            David L. Bialosky, Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                   LUCAS AEROSPACE POWER EQUIPMENT CORPORATION

                                  WITH AND INTO

                              KELSEY-HAYES COMPANY

                         -------------------------------

                     PURSUANT TO SECTION 253 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

                        ---------------------------------

     Kelsey-Hayes Company, a Delaware corporation (the "Corporation"), does hereby certify to the following facts relating to the merger of Lucas Aerospace
Power Equipment Corporation, a Delaware corporation, ("LAPEC"), into the
Corporation (the "Merger"):

     FIRST: The Corporation is incorporated pursuant to the General Corporation
Law of the State of Delaware.

     SECOND: The Corporation owns all of the outstanding shares of each class of capital stock of LAPEC.

     THIRD: The Board of Directors of the Corporation by resolutions of the
Board of Directors duly adopted by written consent on November 1, 2002, determined, among other things, to merge LAPEC with and into the Corporation upon the terms and subject to the conditions set forth in such resolutions. A true copy of said resolutions is attached hereto as Exhibit A. Such resolutions have not been modified or rescinded and are in full force and effect.

     FOURTH: The Corporation shall be the surviving corporation of the Merger.

                                      *****

     IN WITNESS WHEREOF, Kelsey-Hayes Company has caused this Certificate of
Ownership and Merger to be executed in its corporate name this first day of
November, 2002.

                                        KELSEY-HAYES COMPANY

                                        By: /s/ David L. Bialosky
                                            ------------------------------------
                                            Name: David L. Bialosky
                                            Title: Vice President and Secretary

                                                                       Exhibit A
                                                                       ---------

MERGER OF GEARED SYSTEM INC. AND LUCAS AEROSPACE POWER EQUIPMENT CORPORATION
----------------------------------------------------------------------------
WITH AND INTO THE CORPORATION
-----------------------------

     FURTHER RESOLVED, that the Corporation authorizes the merger of Geared
Systems and Lucas Aerospace Power Equipment Corporation, a Delaware corporation
("LAPEC") with and into the Corporation, with the Corporation continuing as the surviving corporation in both such mergers (the "Geared Systems Merger" and the
"LAPEC Merger", collectively the "Mergers"), and that all of the estate, property, rights, privileges, powers and franchises of Geared Systems and LAPEC be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Geared
Systems and LAPEC; and

     FURTHER RESOLVED, that the Corporation shall assume all of the obligations of Geared Systems and LAPEC; and

     FURTHER RESOLVED, that upon consummation of the Mergers, all outstanding shares of capital stock of Geared Systems and LAPEC shall be cancelled and shall cease to exist; and

     FURTHER RESOLVED, that, from and after the effective time of the aforementioned mergers, the Corporation shall continue as the surviving corporation (the "Surviving Corporation") existing under the laws of the State of Delaware, and the consummation of the transactions contemplated thereby be, and they hereby are, authorized, approved and adopted in all respects, and that the Corporation, as the Surviving Corporation, shall continue to have the same name, the same certificate of incorporation, the same bylaws and the same officers and directors; and

FURTHER ACTIONS/GENERAL AUTHORIZATION
-------------------------------------

     FURTHER RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such further actions, to cause to be prepared and filed all such documents and instruments, to make all expenditures and incur all expenses, and to execute and deliver all documents and instruments which they in their discretion deem necessary or appropriate to the transactions contemplated by the foregoing revolutions and to otherwise carry out the purposes and intent of the foregoing resolutions, including implementing such above described actions in a manner consistent with the Restructuring Plan as the same may be amended from time to time; and the execution by such officers of any such document or instrument or the payment of any such expenditures or expenses or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the
Corporation and the approval, ratification, and confirmation by the Corporation of the documents or instruments so executed, the expenses or expenditures so paid and the actions so taken; and

RATIFICATION
------------

     FURTHER RESOLVED, that any and all actions heretofore taken by an officer of the Corporation in connection with the matters contemplated by the foregoing resolutions be, and they hereby are, approved, ratified, and confirmed in all respects as if such actions had been presented to the Board of Directors for its approved prior to such actions being taken.

                                       2

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                               GEARED SYSTEMS INC.

                                  WITH AND INTO

                              KELSEY-HAYES COMPANY

                        ---------------------------------

                     PURSUANT TO SECTION 253 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

                        ---------------------------------

     Kelsey-Hayes Company, a Delaware corporation (the "Corporation"), does hereby certify to the following facts relating to the merger of Geared Systems
Inc., a Delaware corporation, ("Geared Systems"), into the Corporation (the
"Merger"):

     FIRST: The Corporation is incorporated pursuant to the General Corporation
Law of the State of Delaware.

     SECOND: The Corporation owns all of the outstanding shares of each class of capital stock of Geared Systems.

     THIRD: The Board of Directors of the Corporation by resolutions of the
Board of Directors duly adopted by written consent on November 1, 2002, determined, among other things, to merge Geared Systems with and into the
Corporation upon the terms and subject to the conditions set forth in such resolutions. A true copy of said resolutions is attached hereto as Exhibit A.
Such resolutions have not been modified or rescinded and are in full force and effect.

     FOURTH: The Corporation shall be the surviving corporation of the Merger.

                                      *****

     IN WITNESS WHEREOF, Kelsey-Hayes Company has caused this Certificate of
Ownership and Merger to be executed in its corporate name this first day of
November, 2002.

                                       KELSEY-HAYES COMPANY

                                       By: /s/ David L. Bialosky
                                           -------------------------------------
                                           Name:  David L. Bialosky
                                           Title: Vice President and Secretary